Execution Version

AMENDMENT AND JOINDER

TO

FOREIGN CUSTODY MANAGER AGREEMENT

This Amendment (“Amendment”) dated September 30, 2022 (“Effective Date”) is by and between each of Virtus Alternative Solutions Trust, VATS Offshore Fund, Ltd., Virtus Asset Trust, Virtus Equity Trust, Virtus Global Multi-Sector Income Fund, Virtus Opportunities Trust, Virtus Retirement Trust, Virtus Total Return Fund Inc., Virtus Variable Insurance Trust, Virtus Investment Trust, Virtus Strategy Trust, Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, Virtus Dividend, Interest & Premium Strategy Fund, The Merger Fund, The Merger Fund VL, Virtus Event Opportunities Trust, Virtus Stone Harbor Emerging Markets Income Fund, and Virtus Stone Harbor Emerging Markets Total Income Fund (each, the “Fund” and collectively, the “Funds”) and The Bank of New York Mellon (“BNY Mellon”).

BACKGROUND:

A.	BNY Mellon and the Virtus Alternative Solutions Trust entered into a Foreign Custody Manager Agreement dated as of March 21, 2014, as amended (the “FCM Agreement”) relating to BNY Mellon’s provision of foreign custody services.

B.	A Joinder Agreement and Amendments to Foreign Custody Manager Agreement were entered into among the parties on December I, 2018 and effective as of September 11, 2017, March 8, 2019, May 22, 2019, September I, 2019, November 15, 2019, August 27, 2020, November 13, 2020, May 19, 2021, February 12, 2022 and April 4, 2022 for the purpose of amending the Agreement and/or adding or removing certain Funds.

C.	Each Fund and BNY Mellon desire that each Fund be a party to the Agreement and receive the custody services set forth in the Agreement and desire to amend the Agreement as set forth herein.

D.	This Background section 1s incorporated by reference into and made a part of this Amendment.

TERMS:

The parties hereby agree that:

1.	By executing this Agreement and Joinder, each Fund and BNY Mellon agrees to become a party to, and be bound by, and to comply with the terms of the Agreement in the same manner as if each of the undersigned were an original signatory to the Agreement. For the avoidance of doubt, each Fund listed at Annex I shall be considered to have a separate agreement with BNY Mellon and hereby appoints BNY Mellon to provide custody services in accordance with the terms set forth in the Agreement. BNY Mellon accepts such appointment and agrees to furnish such services.

2.	Annex I to the Agreement (which revised version is attached) is amended to reflect the removal of the following Series:

Virtus AllianzGI Global Dynamic Allocation Fund
Virtus AllianzGI Core Plus Bond Fund
Virtus AllianzGI Preferred Securities and Income Fund

3.	Annex I to the FCM Agreement is hereby deleted in its entirety and replaced with Annex I attached hereto.

4.	Miscellaneous.

(a)	Capitalized terms not defined in this Agreement shall have the same meanings as set forth in the FCM Agreement. In the event of a conflict between the terms hereof and the FCM Agreement this Agreement shall control.

(b)	As hereby amended and supplemented, the FCM Agreement shall remain in full force and effect.

(c)	The FCM Agreement, as supplemented hereby, constitutes the complete understanding and agreement of the parties with respect to the subject matter thereof and supersedes all prior communications with respect thereto.

(d)	This Agreement shall be governed by the laws of the State of New York, without regard to its principles of conflicts of laws.

(e)	The parties expressly agree that this Amendment may be executed in one or more counterparts and expressly agree that such execution may occur by manual signature on a physically delivered copy of this Amendment, by a manual signature on a copy of this Amendment transmitted by facsimile transmission, by a manual signature on a copy of Amendment transmitted as an imaged document attached to an email, or by “Electronic Signature”, which is hereby defined to mean inserting an image, representation or symbol of a signature into an electronic copy of this Amendment by electronic, digital or other technological methods. Each counterpart executed in accordance with the foregoing shall be deemed an original, with all such counterparts together constituting one and the same instrument. The exchange of executed counterparts of this Amendment or of executed signature pages to counterparts of this Amendment, in either case by facsimile transmission or as an imaged document attached to an email transmission, shall constitute effective execution and delivery of this Amendment and may be used for all purposes in lieu of a manually executed and physically delivered copy of this Amendment.

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed as of the Effective Date by its duly authorized representative indicated below. An authorized representative, if executing this Amendment by Electronic Signature, affirms authorization to execute this Amendment by Electronic Signature and that the Electronic Signature represents an intent to enter into this Amendment and an agreement with its terms.

VIRTUS ALTERNATIVE SOLUTIONS TRUST VATS OFFSHORE FUND, LTD.

VIRTUS ASSET TRUST

VIRTUS EQUITY TRUST

VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

VIRTUS INVESTMENT TRUST

VIRTUS OPPORTUNITIES TRUST

VIRTUS RETIREMENT TRUST

VIRTUS STRATEGY TRUST

VIRTUS TOTAL RETURN FUND INC.

VIRTUS VARIABLE INSURANCE TRUST

By:	/s/ Suneeta Krishnan
Name: Suneeta Krishnan
Title: Vice President & Assistant Treasurer

VIRTUS ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND

By:	/s/ Suneeta Krishnan
Name: Suneeta Krishnan
Title: Vice President & Assistant Treasurer

VIRTUS CONVERTIBLE & INCOME 2024 TARGET TERM FUND

By:	/s/ Suneeta Krishnan
Name: Suneeta Krishnan
Title: Vice President & Assistant Treasurer

VIRTUS CONVERTIBLE & INCOME FUND

By:	/s/ Suneeta Krishnan
Name: Suneeta Krishnan
Title: Vice President & Assistant Treasurer

VIRTUS CONVERTIBLE & INCOME FUND II

By:	/s/ Suneeta Krishnan
Name: Suneeta Krishnan
Title: Vice President & Assistant Treasurer

VIRTUS DIVERSIFIED INCOME & CONVERTIBLE FUND

By:	/s/ Suneeta Krishnan
Name: Suneeta Krishnan
Title: Vice President & Assistant Treasurer

VIRTUS EQUITY & CONVERTIBLE INCOME FUND

By:	/s/ Suneeta Krishnan
Name: Suneeta Krishnan
Title: Vice President & Assistant Treasurer

VIRTUS DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

By:	/s/ Suneeta Krishnan
Name: Suneeta Krishnan
Title: Vice President & Assistant Treasurer

THE MERGER FUND® THE MERGER FUND® VL

By:	/s/ Suneeta Krishnan
Name: Suneeta Krishnan
Title: Vice President & Assistant Treasurer

VIRTUS EVENT OPPORTUNITIES TRUST

By:	/s/ Suneeta Krishnan
Name: Suneeta Krishnan
Title: Vice President & Assistant Treasurer

VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND

By:	/s/ Suneeta Krishnan
Name: Suneeta Krishnan
Title: Vice President & Assistant Treasurer

VIRTUS STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND

By:	/s/ Suneeta Krishnan
Name: Suneeta Krishnan
Title: Vice President & Assistant Treasurer

THE BANK OF NEW YORK MELLON

By:	/s/ Barbara Wentzel
Name: Barbara Wentzel
Title: Director

ANNEX I

THIS ANNEX I, dated as of September 30, 2022, is the Annex I to that certain Foreign Custody Manager Agreement dated as of March 21, 2014, as amended, between each Fund on Annex I and The Bank of New York Mellon.

List of Funds and Series

Fund:	VATS OFFSHORE FUND, LTD.

Fund:	VIRTUS ALTERNATIVE SOLUTIONS TRUST

Series:
Virtus Duff & Phelps Select MLP and Energy Fund
Virtus KAR Long/Short Equity Fund

Fund:	VIRTUS ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND (f/k/a Virtus AllianzGI Artificial Intelligence & Technology Opportunities Fund)

Fund:	VIRTUS ASSET TRUST

Series:
Virtus Ceredex Large-Cap Value Equity Fund
Virtus Ceredex Mid-Cap Value Equity Fund
Virtus Ceredex Small-Cap Value Equity Fund
Virtus Seix Core Bond Fund
Virtus Seix Corporate Bond Fund
Virtus Seix Floating Rate High Income Fund
Virtus Seix High Grade Municipal Bond Fund
Virtus Seix High Income Fund
Virtus Seix High Yield Fund
Virtus Seix Investment Grade Tax-Exempt Bond Fund
Virtus Seix Short-Term Bond Fund
Virtus Seix Short-Term Municipal Bond Fund
Virtus Seix Total Return Bond Fund
Virtus Seix U.S. Mortgage Fund
Virtus Seix U.S. Government Securities Ultra-Short Bond Fund
Virtus Seix Ultra-Short Bond Fund
Virtus SGA International Growth Fund
Virtus Silvant Large-Cap Growth Stock Fund
Virtus Silvant Small-Cap Growth Stock Fund
Virtus Zevenbergen Innovative Growth Stock Fund

Fund:	VIRTUS CONVERTIBLE & INCOME 2024 TARGET TERM FUND (f/k/a Virtus AllianzGI Convertible & Income 2024 Target Term Fund)

Fund:	VIRTUS CONVERTIBLE & INCOME FUND (f/k/a Virtus AllianzGI Convertible & Income Fund

Fund:	VIRTUS CONVERTIBLE & INCOME FUND II (f/k/a Virtus AllianzGI Convertible & Income Fund II)

Fund:	VIRTUS DIVERSIFIED INCOME & CONVERTIBLE FUND (f/k/a Virtus AllianzGI Diversified Income & Convertible Fund)

Fund:	VIRTUS DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

Fund:	VIRTUS EQUITY & CONVERTIBLE INCOME FUND (f/k/a Virtus AllianzGI Equity & Convertible Income Fund)

Fund:	VIRTUS EQUITY TRUST

Series:
Virtus KAR Capital Growth Fund
Virtus KAR Equity Income Fund
Virtus KAR Global Quality Dividend Fund
Virtus KAR Mid-Cap Core Fund
Virtus KAR Mid-Cap Growth Fund
Virtus KAR Small Mid-Cap Growth Fund
Virtus KAR Small-Cap Core Fund
Virtus KAR Small-Cap Growth Fund
Virtus KAR Small-Cap Value Fund
Virtus KAR Small-Mid Cap Core Fund
Virtus KAR Small Mid-Cap Value Fund
Virtus SGA Global Growth Fund
Virtus SGA Emerging Markets Growth Fund
Virtus SGA New Leaders Growth Fund
Virtus Tactical Allocation Fund

Fund:	VIRTUS GLOBAL MULTI-SECTOR INCOME FUND

Fund:	VIRTUS INVESTMENT TRUST

Series:
Virtus Emerging Markets Opportunities Fund (f/k/a Virtus AllianzGI Emerging Markets Opportunities Fund)
Virtus Income & Growth Fund (f/k/a Virtus AllianzGI Income & Growth Fund)
Virtus KAR Global Small-Cap Fund (f/k/a Virtus Global Small-Cap Fund; f/k/a Virtus AllianzGI Global Small-Cap Fund)
Virtus KAR Health Sciences Fund (f/k/a Virtus Health Sciences Fund; f/k/a Virtus AllianzGI Health Sciences Fund)
Virtus NFJ Dividend Value Fund
Virtus NFJ International Value Fund
Virtus NFJ Large-Cap Value Fund

Virtus NFJ Mid-Cap Value Fund
Virtus NFJ Small-Cap Value Fund

Virtus Silvant Focused Growth Fund (f/k/a Virtus Focused Growth Fund; f/k/a Virtus AllianzGI Focused Growth Fund)
Virtus Silvant Mid-Cap Growth Stock Fund (f/k/a Virtus Mid-Cap Growth Fund; f/k/a Virtus AllianzGI Mid-Cap Growth Fund)
Virtus Small-Cap Fund (f/k/a Virtus AllianzGI Small-Cap Fund)
Virtus Zevenbergen Technology Fund (f/k/a Virtus Technology Fund; f/k/a Virtus AllianzGI Technology Fund)

Fund:	VIRTUS OPPORTUNITIES TRUST

Series:
Virtus Duff & Phelps Global Infrastructure Fund
Virtus Duff & Phelps Global Real Estate Securities Fund
Virtus Duff & Phelps International Real Estate Securities Fund
Virtus Duff & Phelps Real Estate Securities Fund
Virtus Duff & Phelps Real Asset Fund
Virtus FORT Trend Fund
Virtus KAR Developing Markets Fund
Virtus KAR Emerging Markets Small-Cap Fund

Virtus KAR International Small-Mid Cap Fund
Virtus Newfleet Core Plus Bond Fund
Virtus Newfleet High Yield Fund
Virtus Newfleet Low Duration Core Plus Bond Fund
Virtus Newfleet Multi-Sector Intermediate Bond Fund
Virtus Newfleet Multi-Sector Short Term Bond Fund
Virtus Newfleet Senior Floating Rate Fund
Virtus Seix Tax-Exempt Bond Fund

Virtus Stone Harbor Emerging Markets Corporate Debt Fund
Virtus Stone Harbor Emerging Markets Debt Fund
Virtus Stone Harbor Emerging Markets Debt Allocation Fund
Virtus Stone Harbor High Yield Bond Fund
Virtus Stone Harbor Local Markets Fund
Virtus Stone Harbor Strategic Income Fund
Virtus Vontobel Emerging Markets Opportunities Fund
Virtus Vontobel Foreign Opportunities Fund
Virtus Vontobel Global Opportunities Fund
Virtus Vontobel Greater European Opportunities Fund

Fund:	VIRTUS RETIREMENT TRUST

Series:
None

Fund:	VIRTUS STRATEGY TRUST

Series:
Virtus Convertible Fund (f/k/a Virtus AllianzGI Convertible Fund)

Virtus Duff & Phelps Water Fund (f/k/a Virtus Water Fund; f/k/a Virtus AllianzGI Water Fund)
Virtus Global Allocation Fund (f/k/a Virtus AllianzGI Global Allocation Fund)
Virtus International Small-Cap Fund (f/k/a Virtus AllianzGI International Small-Cap Fund)
Virtus Newfleet Short Duration High Income Fund (f/k/a Virtus Short Duration High Income Fund; f/k/a Virtus AllianzGI Short Duration High Income Fund)

Virtus NFJ Emerging Markets Value Fund
Virtus NFJ Global Sustainability Fund (f/k/a Virtus Global Sustainability Fund; f/k/a Virtus AllianzGI Global Sustainability Fund)
Virtus Seix High Yield Bond Fund II (f/k/a Virtus High Yield Bond Fund; f/k/a Virtus AllianzGI High Yield Bond Fund)

Fund:	VIRTUS TOTAL RETURN FUND INC.

Fund:	VIRTUS VARIABLE INSURANCE TRUST

Series:
Virtus Duff & Phelps Real Estate Securities Series
Virtus KAR Capital Growth Series
Virtus KAR Equity Income Series
Virtus KAR Small-Cap Growth Series
Virtus KAR Small-Cap Value Series
Virtus Newfleet Multi-Sector Intermediate Bond Series
Virtus SGA International Growth Series
Virtus Strategic Allocation Series

Fund:	THE MERGER FUND®

Fund:	THE MERGER FUND® VL

Fund:	VIRTUS EVENT OPPORTUNITIES TRUST

Series:
Virtus Westchester Credit Event Fund
Virtus Westchester Event-Driven Fund

Fund:	VIRTUS STONE HARBOR EMERGING MARKETS INCOME FUND

Fund:	VIRTUS STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND